497AD OFFERING NOTIFICATION

Dated: March 10, 2015

Filed pursuant to Rule 497(a)

Registration File No. 333-187642

Rule 482 ad

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification – Goldman Sachs BDC, Inc.

Issuer:	Goldman Sachs BDC, Inc., a company that has elected to be regulated as a business development company, pursues an investment strategy focused on generating current income primarily through direct originations in middle-market companies in the United States

Proposed Ticker Symbol (Exchange):	GSBD (NYSE)

Type of Offering:	Initial Public Offering of Common Stock

Anticipated Price:	$20.00-$21.00

Expected Pricing:	Week of March 16, 2015

Size of Offering:	6,000,000 shares; approximately $123,000,000, based on the midpoint of the anticipated price range

Use of Proceeds:	To repay a portion of outstanding debt under the issuer’s revolving credit facility.

Investment Adviser Payment of Sales Load:	70% of sales load to be paid directly by Goldman Sachs Asset Management, L.P.

Over-allotment Option:	15%

10b5-1 Plan:	Goldman, Sachs & Co. to buy up to $25 million of stock if market price is below certain trigger prices

Dividend Per Share:	$0.45 for quarter ending March 31, 2015; record date March 31, 2015 for payment on April 30, 2015

Common Stock Outstanding Post-Offering:	35,381,127 (without exercise of the over-allotment option)

Lead Book-Running Managers:	BofA Merrill Lynch; Goldman, Sachs & Co. and Morgan Stanley

Joint Book-Running Managers:	Citigroup; Credit Suisse and Wells Fargo Securities

Co-Managers:	Raymond James and SunTrust Robinson Humphrey

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Goldman Sachs BDC, Inc. before investing. The prospectus contains this and other information about Goldman Sachs BDC, Inc. and should be read carefully before investing. The information herein is not complete and may be changed.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

The prospectus for this offering can be accessed without charge at the SEC’s EDGAR service on the SEC website, www.sec.gov. Alternatively, a copy of the prospectus may be obtained from: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Prospectus Department, by calling (866) 471-2526, or by e-mailing prospectus-ny@ny.email.gs.com; Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.